UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2017 (September 19, 2017)

FRESHPET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ		07094
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 19, 2017, Freshpet, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were (1) the re-election of Charles A. Norris, William B. Cyr, and Jonathan S. Marlow as Class III directors, with terms expiring at the 2020 annual meeting of stockholders, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017 and (3) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove Section 3 of Article Twelve, the Litigation Costs Provision. On September 19, 2017, a representative from Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting, delivered a certification of the final voting results for the Annual Meeting. The final results for each proposal presented at the Annual Meeting are set forth below:

1.	Election of Directors. Each of the three nominees was elected to serve as Class III directors, with terms expiring at the 2020 annual meeting of stockholders:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTE
Charles A. Norris	21,712,021	5,174,816	4,524,447
William B. Cyr	24,272,938	2,613,899	4,524,447
Jonathan S. Marlow	23,000,671	3,886,166	4,524,447

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017.

FOR	AGAINST	ABSTAIN
31,408,762	1,848	674

3.

Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Remove Section 3 of Article Twelve, the Litigation Costs Provision. The stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
26,761,913	4,275	120,649	4,524,447

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Freshpet, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2017	FRESHPET, INC.

/s/ Richard Kassar
Richard Kassar Chief Financial Officer